SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): October 23, 2003

                            EMERGE INTERACTIVE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     000-29037               65-0534535

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

10305 102nd Terrace
Sebastian, FL                                                      32958
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (772) 581-9700
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, dated October 23, 2003, announcing financial results for the quarter ended September 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

      In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On October 23, 2003, eMerge Interactive, Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 23, 2003

                                          eMerge Interactive, Inc.

                                          By:    /s/ Juris Pagrabs
                                             -----------------------------------
                                          Name:      Juris Pagrabs
                                               ---------------------------------
                                          Title:     Executive VP and CFO
                                                --------------------------------


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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

      99.1 Press Release, dated October 23, 2003, announcing financial results for the quarter ended September 30, 2003


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